UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 1, 2005

FCStone Group, Inc.

(Exact name of Registrant as specified in its charter)

Iowa	000-51099	42-1091210
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2829 Westown Parkway, West Des Moines, Iowa	50266
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (515) 223-3756

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

At a special meeting of the Stockholders of FCStone Group, Inc. held on March 1, 2005, the stockholders approved the restructuring of the company from a cooperative into a general business corporation. The restructuring was accomplished by adopting Amended and Restated Articles of Incorporation and a Plan of Conversion, which were filed with the Iowa Secretary of State on March 1, 2005. A copy of the Articles of Restatement and Amendment of FCStone Group, Inc. as filed is attached as Exhibit 3.1.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements: Not Applicable.

(b) Pro Forma Financial Information: Not Applicable.

(c) Exhibits:

Exhibit 3.1	Amended and Restated Articles of Incorporation of FCStone Group, Inc. as filed with the Iowa Secretary of State.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 3, 2005

FCSTONE GROUP, INC.
(Registrant)

By:	/s/ Paul G. Anderson
Paul G. Anderson
Chief Executive Officer